EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Repro-Med Systems, Inc. (the "Company") on Form 10-K (the "Report)for the period ended February 28, 2009, as filed with the Securities and Exchange Commission, I, Andrew I. Sealfon, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Andrew I. Sealfon
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Andrew I. Sealfon
Chief Executive Officer and Principal Financial Officer

Date: May 29, 2009